UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2014

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Underwriting Agreement

Independent Bank Group, Inc. (the “Company”), Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (as defined below) (the “Underwriters”), have entered into an Underwriting Agreement, dated July 17, 2014 (the “Underwriting Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $65,000,000 aggregate principal amount of the Company’s 5.875% Subordinated Notes due August 1, 2024 (the “Notes”). The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Company’s Registration Statement on Form S-3 (File No. 333-196627) (the “Registration Statement”) related to the offering. The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Underwriting Agreement on July 22, 2014.

The Notes will be sold to the public at a price equal to 100.00% of the aggregate principal amount of the Notes. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the Notes, will be $64,025,000. The Notes accrue interest at a fixed rate per annum equal to 5.875%. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2015, to each person in whose name such Note is registered at the close of business on the preceding January 15 or July 15, as the case may be. The Notes mature on August 1, 2024.

The Notes will be subordinated, unsecured debt securities of the Company and will rank below the Company’s senior indebtedness, as defined in the Base Indenture (as defined below), and will rank equally or, if specified, senior to such other subordinated indebtedness of the Company. The Notes were created and established, and the terms and conditions thereof were established, by action of the Pricing Committee of the Company’s Board of Directors pursuant to, and in accordance with, the terms of the Indenture, dated as of June 25, 2014 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 17, 2014, between the Company and the Trustee under the Base Indenture (the “First Supplemental Indenture” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”). The First Supplemental Indenture was executed and delivered pursuant to Section 301 of the Base Indenture and in accordance with the Indenture to establish of the terms and conditions of the Notes in accordance with the Indenture. The terms of the Notes are as set forth in the Indenture, which will govern the Notes, and in the form of the Global Note (as defined below) that will represent the Notes to be sold in the offering.

The material terms of the Notes are described in the Company’s prospectus supplement dated July 17, 2014, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated June 27, 2014, which relates to the offer and sale from time to time of up to $250,000,000 of securities of the Company, including subordinated debt securities of the Company to be issued pursuant to the Indenture (the “Base Prospectus”). The Prospectus Supplement, together with the Base Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 18, 2014 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated July 17, 2014, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on July 17, 2014.

The Notes will be delivered in book-entry form only. The Notes will be represented by a single global note in the principal amount of $65,000,000 (the “Global Note”), which will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Note will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

The Company is offering and selling the Notes under the Registration Statement, which registration statement relates to the offer and sale on a delayed basis from time to time of up to $250,000,000 of securities of the Company, including subordinated debt securities of the Company to be issued pursuant to the Indenture. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Underwriting Agreement; (ii) the First Supplemental Indenture; (iii) the form of the Global Note; and (iv) the opinion of Andrews Kurth LLP, special counsel to the Company, regarding the legality of the Notes.

Amendment No. 1 to the Credit Agreement

On July 14, 2014, the Company entered into Amendment No. 1 (the “Amendment”) between the Company and U.S. Bank National Association (“U.S. Bank”) to amend the Credit Agreement, dated as of June 4, 2014, between the Company and U.S. Bank (the “Credit Agreement”). The Amendment revises the definition of “Subordinated Indebtedness” by adding the requirement that debt may be considered subordinated indebtedness if it is redeemable or subject to prepayment upon a special event, which is defined as the occurrence of (a) a change in the law that could prevent the Company from deducting interest payable on its subordinated debt for tax purposes, (b) an event that precludes the subordinated indebtedness from being recognized as Tier 2 capital for regulatory capital purposes or (c) a requirement that the Company must register as an investment company under the Investment Company Act of 1940, as amended (each, a “Special Event”).

Additionally, the Amendment requires the Company to send written notification to U.S. Bank if the Company determines to prepay or redeem any subordinated indebtedness upon the occurrence of one of the events listed above. The Amendment also places restrictions on the Company to prevent prepaying or redeeming any subordinated indebtedness other than upon the occurrence of a Special Event. The Amendment provides that violating these restrictions or the covenants requiring notice to U.S. Bank constitutes an event of default under the Credit Agreement.

The foregoing descriptions of the Amendment and the Credit Agreement are each qualified in their entirety by reference to the full text of the Amendment and the Credit Agreement, respectively, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On July 17, 2014, the Company issued a press release announcing the pricing of its Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated July 17, 2014, among Independent Bank Group, Inc., Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named therein.

4.1**	Subordinated Debt Indenture, dated as of June 25, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated by reference to Exhibit 4.6 of Independent Bank Group, Inc.’s Amendment No. 1 to Form S-3, dated June 25, 2014).

4.2*	First Supplemental Indenture, dated as of July 17, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.

4.3*	Form of Global Note to represent the 5.875% Subordinated Notes due August 1, 2024 of the Company (included in Exhibit 4.2).

5.1*	Opinion of Andrews Kurth LLP regarding the legality of the Notes being registered.

10.1**	Credit Agreement, dated as of June 4, 2014, between Independent Bank Group, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.14 of Independent Bank Group, Inc.’s Amendment No. 1 to Form S-3, dated June 25, 2014).

10.2*	Amendment No. 1 to the Credit Agreement, dated July 14, 2014, between Independent Bank Group, Inc. and U.S. Bank National Association.

23.1*	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1*	Press Release, dated July 17, 2014, announcing the pricing of the Notes.

*	Filed herewith.
**	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC. (Registrant)

Dated July 18, 2014	By:	/s/ David R. Brooks
David R. Brooks Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated July 17, 2014, among Independent Bank Group, Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named therein.

4.1**	Subordinated Debt Indenture, dated as of June 25, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated by reference to Exhibit 4.6 of Independent Bank Group, Inc.’s Amendment No. 1 to Form S-3, dated June 25, 2014).

4.2*	First Supplemental Indenture, dated July 17, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.

4.3*	Form of Global Note to represent the 5.875% Subordinated Notes due August 1, 2024 of the Company (included in Exhibit 4.2).

5.1*	Opinion of Andrews Kurth LLP regarding the legality of the securities being registered.

10.1**	Credit Agreement, dated as of June 4, 2014, between Independent Bank Group, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.14 of Independent Bank Group, Inc.’s Amendment No. 1 to Form S-3, dated June 25, 2014).

10.2*	Amendment No. 1 to the Credit Agreement, dated July 14, 2014, between Independent Bank Group, Inc. and U.S. Bank National Association.

23.1*	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1*	Press Release, dated July 17, 2014, announcing the pricing of the Notes.

*	Filed herewith.
**	Incorporated herein by reference.